Exhibit 10.3

SECOND PRIORITY FUTURE ADVANCE MORTGAGE

(Commercial Property)

THIS IS A SECOND PRIORITY FUTURE ADVANCE MORTGAGE (as the same may be amended, restated, replaced, supplemented or otherwise modified, being hereinafter referred to as this “Mortgage”) made December 2, 2025, between ALLIANCE CLOUD SERVICES, LLC, a Delaware limited liability company (“Mortgagor”), and JGB COLLATERAL LLC, a Delaware limited liability company, as administrative agent and collateral agent (in such capacity, together with its successors, “JGB Agent”).

THIS IS A SECOND PRIORITY FUTURE ADVANCE MORTGAGE. THE PROCEEDS OF THE DEBT MAY BE ADVANCED IN FUTURE ADVANCES. THIS MORTGAGE SECURES FUTURE ADVANCES AND IS A FUTURE ADVANCE MORTGAGE UNDER ACT NO. 348 OF THE MICHIGAN PUBLIC ACTS OF 1990 (MICHIGAN COMPILED LAWS 565.901 ET SEQ.), AS AMENDED. ALL FUTURE ADVANCES UNDER THIS MORTGAGE AND THE OTHER note DOCUMENTS (AS HEREINAFTER DEFINED) SHALL HAVE THE SAME PRIORITY AS IF THE FUTURE ADVANCE WAS MADE ON THE DATE THAT THIS MORTGAGE WAS RECORDED.

The Note (hereinafter defined) evidences a debt created by one or more disbursements made by PurchaserS to Mortgagor in accordance with the provisions of the Note Purchase Agreement.

The Mortgagor represents, warrants, covenants and agrees to and with JGB Agent that at all times this Mortgage is in effect:

1.       Obligations. This Mortgage secures the following obligations to the Purchasers (hereinafter collectively referred to as the “Obligations”):

(a)       Payment of notes, advances (including future advances) and/or other credit facilities made or to be made by JGB Capital, LP, as Delaware limited partnership, JGB Partners, LP, a Delaware limited partnership, and JGB Capital Offshore Ltd., a Cayman Islands exempted company, and any other purchaser from time to time party to the Note Purchase Agreement (defined below) (collectively, “Purchasers,” and each a “Purchaser”) in the aggregate principal amount of $12,768,000.00 according to a certain convertible secured promissory note dated on or about the date hereof, as amended, restated and/or replaced from time to time (the “Note”), together with interest thereon and other sums owing or to become owing in connection therewith, including but not limited to, the Note Purchase Agreement, as it may be amended or amended and restated from time to time (the “Note Purchase Agreement” and together with the Note and the other Note Documents (as define the Note Purchase Agreement), dated as of the date hereof, by and among JGB Agent, Purchasers, HYPERSCALE DATA, INC., a Delaware corporation (“Issuer”), Mortgagor, and SENTINUM, INC., a Nevada corporation (“Sentinum” and collectively with Mortgagor and each other person from time to time party thereto as a guarantor or otherwise acting as a guarantor with respect to the Obligations (as defined in the Note Purchase Agreement), collectively, “Guarantors” and each, a “Guarantor”), and specifically including the obligations of the Guarantors under the Note Purchase Agreement.

(b)       ALL OTHER EXISTING AND FUTURE OBLIGATIONS OF MORTGAGOR UNDER THE NOTE PURCHASE AGREEMENT WHETHER OR NOT SUCH OBLIGATIONS ARE INCLUDED ABOVE, including, but not limited to, payment and performance of the provisions of this Mortgage; payment of all advances (including future advances), made or to be made by the Purchasers; payment and performance of all notes, undertakings, obligations, debts, liabilities, agreements, applications or agreements for issuance of letters of credit, assignments, guarantees, or promises of or by the Mortgagor to or with the Purchasers, whether due, existing or arising, now or in the future, absolute or contingent, direct or indirect, however arising or acquired by JGB Agent or Purchasers, and including obligations originally owing by the Mortgagor to a third party and assigned by such third party to JGB Agent or Purchasers; payment and performance of all existing and future obligations (including the kinds of obligations described above) to JGB Agent or Purchasers of any persons or entities for which the Mortgagor is or becomes an accommodation party, surety or guarantor or whose obligations this Mortgage is given to secure; and all extensions, renewals and modifications of the foregoing. Mortgagor agrees that if the proceeds of any of the Obligations created in the future are utilized to pay and/or renew any of the Obligations existing at this time, such future Obligations shall be presumed to be renewals or extensions of such existing Obligations.

2.       Grant of Second Priority Mortgage and Second Priority Lien. Subject to the Future Advance Mortgage (Commercial Property) made December 14, 2023 between Mortgagor and JGB COLLATERAL LLC, a Delaware limited liability company and recorded at the Register of Deeds of Cass County, Michigan under number 208853 (the “First Priority Mortgage”), in consideration of the indebtedness and other good and valuable consideration otherwise received, and to secure the Obligations, the Mortgagor hereby mortgages and warrants to JGB Agent, its successors and assigns, the land, premises and property situated in City of Dowagiac, County of Cass, Michigan (the “Premises”), described as:

See Attached Exhibit A

Also commonly known as (for reference purposes only) 415 E. Prairie Ronde St., & 404 Louise Ave., Dowagiac, MI 49047.

Tax Parcel Nos. 14-160-200-664-00 and 14-160-200-126-40.

3.       Subject to the First Priority Mortgage, the Mortgagor also mortgages and warrants to JGB Agent: (a) all privileges, appurtenances, improvements, buildings, tenements, hereditaments, easements, rights of way, licenses, permits, riparian and littoral rights, mineral/oil/gas/water rights, rights to adjoining land, and all other rights belonging to the Premises and which may hereafter attach thereto; (b) all rights to make divisions of the Premises that are exempt from the platting requirements of the Michigan Land Division Act, as it shall be amended; (c) all rents, issues, profits, revenues, proceeds, accounts and general intangibles arising from or relating to the Premises or any business conducted thereon by the Mortgagor including, without limitation, all property constituting rents under the Michigan Uniform Assignment of Rents Act, MCL 554.1051 et seq., as amended (collectively the “Rents and Accounts”); (d) all equipment, other goods, and fixtures of every kind and nature whatsoever, now or hereafter located in or upon the Premises or any part thereof and used or useable in connection with any present or future operation of such premises (hereinafter called “Equipment and Fixtures”), whether now owned or hereafter acquired by the Mortgagor, including, without limitation, all heating, air conditioning, ventilation, lighting, incinerating and power equipment, engines, signs, security systems, fences, hoists, cranes, compressors, pipes, pumps, tanks, motors, plumbing, cleaning, fire prevention, fire extinguishing, apparatus, elevators, escalators, shades, awnings, screens, storm doors and windows, appliances, attached cabinets, partitions, carpeting, ground maintenance equipment, and similar types of equipment, all of which shall be deemed to be real estate and mortgaged hereby; (e) all “as-extracted collateral” related to the Premises; and (f) all awards or payments, and interest on them, made with respect to the Premises as a result of (i) any eminent domain proceeding, (ii) any street grade alteration, (iii) any loss of or damage to any building or other improvement, (iv) any other injury to or decrease in the value of the Premises, (v) any refund due on account of the payment of real estate taxes, assessments or other charges levied against the Premises or (vi) any refund of utility deposits or right to any tenant deposit. This Mortgage shall also constitute; a security agreement with reference to the Equipment and Fixtures, as-extracted collateral and Rents and Accounts and all proceeds thereof; a fixture filing; and a Financing Statement covering as-extracted collateral.

(a)       All of the above described Premises, Equipment and Fixtures, Rents and Accounts, and other property and rights related thereto are collectively referred to herein as the “Property”.

4.       Payment and Performance of Obligations. The Mortgagor shall pay the Obligations in accordance with the terms thereof and shall keep and perform all the terms, conditions and covenants of the Obligations.

5.       Title to Property/Priority of Lien. Subject to the First Priority Mortgage, the Mortgagor does and shall own good and marketable title to the Property, free of all easements, liens, mortgages, security interests, encroachments, encumbrances, leasehold interests, rights, claims, and other interests of any nature (herein “Interests”), other than Interests permitted under the Note Purchase Agreement or which are otherwise consented to in writing by JGB Agent. The Mortgagor shall forever warrant and defend the Property against any and all Interests not consented to in writing by JGB Agent and the lien created hereby is and shall be kept as a first lien upon the Property, unless otherwise agreed in writing by JGB Agent. The Mortgagor shall pay when due all obligations which, if unpaid, would become a lien on the Property. Upon request, the Mortgagor shall, at its cost, provide JGB Agent with a title insurance policy and other evidence of title as JGB Agent may reasonably request from time to time which shall be in form and substance satisfactory to JGB Agent.

6.       Condition, Maintenance and Use of the Property. Mortgagor agrees that it shall keep the Property in good order and condition and in a rentable and tenantable state of repair; to make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen; not to remove, demolish or substantially structurally alter (except for tenant improvements and such alterations as may be required by laws, ordinances or regulations) any of the buildings and improvements now or hereafter erected on the Property without Mortgagee’s prior, written consent, which shall not be unreasonably withheld; to complete promptly and in good and workmanlike manner any building or other improvement which may be constructed on the Property and promptly restore in like manner any such building or improvement which may be damaged or destroyed thereon (subject to the right of Mortgagee to retain insurance proceeds, as set forth below), and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Property or any part thereof, not to permit any waste, impairment, or deterioration of the Property; to keep and maintain grounds, sidewalks, roads, parking and landscaped areas in or on the Property in good and neat order and repair; to comply with the provisions of any lease of all or any part of the Property; not to commit, suffer or permit any act to be done in or upon the Property in violation of any law, ordinance or regulation; not to permit the Property to become vacant or deserted.

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7.       Payment of Taxes. The Mortgagor shall pay and discharge all taxes, assessments, fees, licenses, liens, and charges at any time levied upon or assessed against the Mortgagor or the Property. The Mortgagor shall not do anything or permit anything to be done which would impair the lien of this Mortgage. Notwithstanding the foregoing, the Mortgagor shall not be required to pay any tax, assessment, fee, license, lien, or charge so long as it is in good faith contesting the validity thereof. If such contest is made, the Mortgagor shall provide security for the payment of such tax, assessment, fee, license, lien, or charge in a manner reasonably satisfactory to JGB Agent.

8.       Insurance. The Mortgagor shall carry insurance against such risks, with such companies, and in such amounts as shall be reasonably satisfactory to JGB Agent (including but not limited to, hazard insurance and flood insurance, if the Property is located within a flood hazard area); each policy shall be in a form reasonably satisfactory to JGB Agent with standard mortgagee clauses making all loss payable to JGB Agent. The Mortgagor shall promptly pay all premiums therefor, and deliver to JGB Agent all such policies of insurance. All insurance policies shall provide that notice of non-renewal or cancellation must be given to JGB Agent at least thirty (30) days before such non-renewal or cancellation. Except as otherwise provided below, any insurance money received by JGB Agent may, at its sole election, be paid, either in whole or in part, to the Mortgagor for the purpose of defraying the costs and expenses of repair, restoration or replacement of the Property damaged or destroyed, or be retained and applied toward the payment of any of the Obligations, in whatever order JGB Agent shall elect, with the excess, if any, over the Obligations to be repaid to the Mortgagor, without impairing the Mortgagor’s duties under this Mortgage or the Obligations. In the event of loss with respect to the Property, the Mortgagor shall promptly notify JGB Agent thereof and JGB Agent may make any proof of loss not promptly made by the Mortgagor. In the event of foreclosure or other disposition of the Property in partial or full payment of the Obligations, JGB Agent shall be entitled to all of the Mortgagor’s right, title and interest in and to all policies of insurance with respect to the Property, including, without limitation, the right to collect any unearned premium refund relating to such policies.

9.       Escrow of Tax and Insurance. Upon demand by JGB Agent and the occurrence of an Event of Default, the Mortgagor shall pay monthly to JGB Agent a sum (reasonably determined by JGB Agent from time to time) to be held by JGB Agent for application to payment of the annual taxes and assessments on the Property next coming due, and the annual premiums on required insurance policies on the Property next coming due, all as estimated by JGB Agent so as to enable JGB Agent to pay such taxes, assessments and insurance premiums in full thirty (30) days before the due date thereof. Upon occurrence of an Event of Default, moneys so held by JGB Agent may be applied against the Obligations. If the funds so paid to JGB Agent are insufficient to pay such taxes, assessments and insurance premiums in full thirty (30) days before the due dates thereof, the Mortgagor shall immediately upon written demand therefor, pay to JGB Agent such additional sums as are required to pay such taxes, assessments and insurance premiums in full thirty (30) days before the due date thereof. If the funds so paid to JGB Agent shall exceed the amount of taxes, assessments and insurance premiums paid by JGB Agent, such excess shall be credited by JGB Agent to subsequent payments required to be made by the Mortgagor pursuant to this paragraph.

10.       Assignment of Awards and Tax Refunds. The Mortgagor hereby assigns to JGB Agent, in their entirety, all judgments, decrees and awards for injury or damage to the Property, all awards pursuant to proceedings for condemnation thereof, and all refunds of local, state or federal income or other taxes relating to the Property or the disposition thereof by the Mortgagor (the “Claims”). Except as otherwise provided below, the Mortgagor authorizes JGB Agent, at its sole election (and as to refunds of taxes, after default), to apply the Claims, or the proceeds thereof, to the Obligations in such manner as JGB Agent may elect; and the Mortgagor hereby authorizes JGB Agent, at its option (and as to refunds of taxes, after default), in the name of the Mortgagor, to appear and participate in any proceeding related to the Claims and to execute and deliver valid receipts, discharges, and settlements for, and to appeal from, any award, judgment or decree with respect to the Claims.

11.       JGB Agent’s Right to Perform. If the Mortgagor defaults in the payment of any taxes, assessments or charges (or in providing security as provided in Section 6), in procuring or maintaining insurance in maintaining the Property, or in performing any of the other obligations of this Mortgage, then JGB Agent may, at its option (notwithstanding anything to the contrary contained in any of the Obligations), take any action or pay any amount required to be taken or paid by the Mortgagor hereunder. The cost of such action or payment by JGB Agent shall be immediately paid by the Mortgagor, shall be added to the Obligations, shall be secured hereby, and shall bear interest at the highest rate specified in the Obligations from the date incurred by JGB Agent until fully paid. No such action taken or amount paid by JGB Agent shall constitute a waiver of any default of the Mortgagor hereunder.

12.       Removal of the Property. Except for maintenance in the ordinary course of business, the Mortgagor shall not, without the prior written consent of JGB Agent, materially alter, remove or demolish any timber, topsoil, minerals, fixture, building, or improvement forming part of the Property.

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13.       Transfer of the Property. JGB Agent and Purchasers are relying upon the integrity of the Mortgagor and its promises to perform the covenants of this Mortgage. The Mortgagor shall not sell, transfer, convey, assign, rent for a period exceeding one year, dispose of, or further encumber, voluntarily or involuntarily, its interest in any of the Property by deed, land contract, mortgage or otherwise, without the prior written consent of JGB Agent. Subject to the foregoing, if the ownership of the Property, or any part thereof, becomes vested in a person other than the Mortgagor, JGB Agent may deal with such successor or successors in interest in the same manner as with the Mortgagor, without in any manner vitiating or discharging the Mortgagor’s liability hereunder or upon the Obligations. The Mortgagor shall at all times continue to be primarily liable on the Obligations until fully discharged or until the Mortgagor is formally released in writing by JGB Agent. Notwithstanding anything to the contrary contained herein, the Obligations shall become due and payable immediately, without notice, at the option of JGB Agent, if Mortgagor shall convey, assign or transfer the Premises by deed, land contract or other instrument, or if title to the Premises shall become vested in any other person or party in any manner whatsoever or if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of Mortgagor. Notwithstanding anything in this Mortgage, Mortgagor shall be permitted to transfer title to the Property to a subsidiary or entity under common control with Mortgagor (a “Permitted Transferee”) upon at least twenty (20) days prior written notice to Mortgagee and the assignment and assumption of this Mortgage by the Permitted Transferee and the execution by the Permitted Transferee and/or the Mortgagor of such other documents and agreements requested by the Agent (a “Permitted Transfer”). Any such assignment and assumption shall not relieve the Mortgagor of any of its obligations under the Mortgage, Note and Note Purchase Agreement, any Issuer from its obligations under the Note or the Note Purchase Agreement or any other Guarantor from its obligations under the Note Purchase Agreement.

14.       Additional Documents. At any time, upon request of JGB Agent, the Mortgagor shall execute and deliver or cause to be executed and delivered to JGB Agent and, where appropriate, shall cause to be recorded and/or filed at such time and in such offices and places designated by JGB Agent, any and all such other and further mortgages, financing statements, instruments of further assurance, certificates and other documents as may, in the opinion of JGB Agent or its counsel, be necessary or desirable to effectuate, complete, perfect, continue or preserve the obligation of the Mortgagor under this Mortgage and the lien of this Mortgage as a second priority lien upon all the Property (excepting prior liens consented to in writing by JGB Agent). If the Mortgagor fails to comply with the foregoing sentence, JGB Agent may execute, record, file, re-record and refile any and all such mortgages, financing statements, instruments, certificates and documents for and in the name of the Mortgagor and the Mortgagor hereby irrevocably appoints JGB Agent as its agent and attorney in fact to do so.

15.       Assignment of Leases, Rents and Other Property. As additional security for the payment and performance of the Indebtedness, Mortgagor grants a second priority security interest to JGB Agent in all deposit or other accounts with JGB Agent and Mortgagor assigns to JGB Agent, subject to the First Priority Mortgage, all its right, title and interest in all written and oral leases and occupancy agreements, now or later existing, covering the Premises (but without an assumption by JGB Agent of liabilities of Mortgagor under any of these leases or occupancy agreements by virtue of this assignment), and Mortgagor assigns to JGB Agent, subject to the First Priority Mortgage, the rents, issues and profits of the Premises. If an Event of Default occurs under this Mortgage, JGB Agent may receive and collect the rents, issues and profits personally or through a receiver so long as the Event of Default exists and during the pendency of any foreclosure proceedings and during any redemption period. Mortgagor hereby expressly consents to the appointment of a receiver upon the occurrence of an Event of Default if JGB Agent believes appointment necessary or desirable to enforce its rights under this Mortgage. JGB Agent shall at no time have any obligation to attempt to collect rent or other amounts from any tenant or occupier of the Premises. JGB Agent shall at no time have any obligation to enforce any other obligations owed by tenants or occupiers of the Premises to Mortgagor. No action taken by JGB Agent under this Mortgage shall make JGB Agent a “mortgagee in possession.” Mortgagor shall at no time collect advance rent under any lease or occupancy agreement pertaining to the Premises in excess of one month (other than as a security deposit) and JGB Agent shall not be bound in any respect by any rent prepayment in violation of this prohibition. The assignment of licenses and permits under this Mortgage shall not be construed as a consent by JGB Agent to any license or permit so assigned, or to impose upon JGB Agent any obligations with respect to them. Mortgagor shall not cancel or amend any of the leases, licenses, and permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Premises) without first obtaining the written approval of JGB Agent, and no cancellation or amendment following an Event of Default is binding on JGB Agent unless JGB Agent approves in writing. This paragraph shall not be applicable to any license or permit that terminates if it is assigned without the consent of another party (other than Mortgagor), unless this consent has been obtained nor shall this paragraph be construed as a present assignment of any license or permit that Mortgagor is required by law to hold. Mortgagor shall comply with and perform as required all obligations and restrictions imposed upon Mortgagor or the Premises under applicable deed restrictions, restrictive covenants, easements, leases, land contracts, condominium or planned unit development documents, or other agreements affecting the Premises, but this is not a consent by JGB Agent to take subject to any of these agreements unless specifically set forth on attached Exhibit B, if any, and JGB Agent does not assume any obligations under these agreements. Mortgagor shall promptly provide JGB Agent with certificates of occupancy, licenses, rent rolls, income and expense statements and other documents and information pertaining to the Premises and its operations as JGB Agent, from time to time, may request.

In addition to the foregoing, JGB Agent shall have all rights conferred by the Michigan Uniform Assignment of Rents Act, MCL 554.1051 et seq as may be amended or replaced by successor statute.

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16.       Waste and Receiver. The failure, refusal or neglect of the Mortgagor to pay any of the taxes assessed against the Property before any interest or penalty attaches thereto and to provide adequate security therefor shall constitute waste hereunder and in accordance with the provisions of Act No. 236 of the Public Acts of Michigan for 1961. The failure, refusal or neglect of the Mortgagor to keep the Property adequately insured as herein provided, or to pay the premiums therefor, shall likewise constitute waste hereunder and in accordance with the provisions of Act No. 236. Upon the happening of any material act of waste and on proper application made therefor by JGB Agent to a court of competent jurisdiction, JGB Agent shall forthwith be entitled to the appointment of a receiver of the Property and of the earnings, income, issue and profits thereof, with such powers as the court making such appointment shall confer. The Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.

17.       Reimbursement of Expenses. The Mortgagor shall pay or reimburse JGB Agent for expenses reasonably necessary or incidental to the protection of the lien and priority of this Mortgage and for expenses incurred by JGB Agent and Purchasers in seeking to enforce the provisions hereof and of the Obligations (whether before or after default, through formal or informal collection actions, workout or otherwise), including but not limited to costs of evidence of title to and survey of the Property, costs of recording this and other instruments, actual, reasonable attorney fees (including, but not limited to, fees incurred in participating or taking action in any bankruptcy or other insolvency proceeding of Mortgagor), trustees’ fees, court costs, and expenses of advertising, selling and conveying the Property. All such payments or reimbursements shall be paid immediately to JGB Agent, shall be added to the Obligations, shall be secured by this Mortgage, and shall bear interest at the highest rate specified in the Obligations from the date incurred by JGB Agent until fully paid.

18.       Inspection and Reports. At all reasonable times, JGB Agent and its agents may inspect the Property, with not less than 24 hours’ prior notice, to ascertain whether the covenants and agreements contained herein or in any supplementary agreement are being performed. Upon demand by JGB Agent, but not more than quarterly, the Mortgagor shall promptly deliver to JGB Agent all financial reports, statements, rent rolls and other documents relating to the Property and the Mortgagor, as shall be reasonably requested by JGB Agent. Mortgagor hereby authorizes JGB Agent to undertake or to have third parties undertake on its behalf (not more often than twice in any 12 month period) environmental investigations regarding the Property and its operation including research into the previous and current ownership, use, and condition (by taking samples or borings or otherwise) of the Property for the purpose of attempting to determine whether: (i) Mortgagor or any current or past occupant of the Property has violated any federal, state or local laws involving the protection of the environment and/or the disposition of, or exposure to, hazardous or toxic substances, as now existing or as hereinafter amended or enacted, or any rules, regulations, guidelines or standards promulgated pursuant thereto; and (ii) whether any hazardous or toxic substances have been used or disposed of on the Property. Such investigations may be performed at any time before or after occurrence of an Event of Default and Mortgagor will permit JGB Agent and persons acting on its behalf to have access to the Property and records concerning the Property for the purpose of conducting such investigations. The cost of all such investigations shall be immediately paid by Mortgagor to JGB Agent, and if not paid, shall be added to the Obligations secured hereby and shall bear interest at the highest rate specified in any of the Obligations secured hereby from the date incurred by JGB Agent until paid.

19.       Events of Default. Occurrence of any one of the following events shall constitute an “Event of Default” under this Mortgage: (a) breach, failure of payment or performance, or default by the Mortgagor of or under any of the terms, conditions, or covenants of this Mortgage, any of the Obligations, or any other instrument or agreement executed by the Mortgagor with or in favor of any one or more of JGB Agent or any Purchaser; provided, however, Mortgagor shall have the lesser of (x) 5 days after receipt of written notice to cure monetary failures and 10 days after receipt of written notice to commence to cure all other failures as long as Mortgagor diligently pursues completion of such cure in the event of a non-monetary failure and (y) such shorter grace period set forth in any such other agreement or instrument executed by the Mortgagor; (b) breach, failure of payment or performance, or default by any obligor other than the Mortgagor of or under any of the terms, conditions or covenants of any of the Obligations for which this Mortgage is given as security, or of any other instrument or agreement executed by such obligor with or in favor of any one or more of JGB Agent or any Purchaser; provided, however, any such obligor shall have the shorter of (x) 5 days after receipt of written notice to cure monetary failures and 10 days after receipt of written notice to commence to cure all other failures as long as such obligor diligently pursues completion of such cure in the event of a non-monetary failure and (y) such shorter grace period set forth in any such other agreement or instrument executed by the Mortgagor; (c) the Mortgagor makes an assignment for the benefit of creditors, or a receiver, liquidator, or trustee is appointed for the Mortgagor or any of its property (except for any such events that are involuntary, the undersigned will not be in default if such matter is dismissed within 30 days); (d) any proceeding under any insolvency or bankruptcy law is instituted by or against the Mortgagor or any action is taken to realize upon or any proceeding is instituted to foreclose any mortgage, security interest, or lien of any kind against the Property (except for any such events that are involuntary, the undersigned will not be in default if such matter is dismissed within 30 days); (e) any default beyond any applicable cure period in the terms, conditions or covenants of any mortgage, lease, land contract, easement or other instrument which evidences an interest in the Property by any third party; (f) any representation, warranty, financial statement, report or other information made or furnished by or on behalf of the Mortgagor to any one or more of JGB Agent or any Purchaser at any time proves to be, or to have been, false or materially misleading when made or furnished; (g) the issuance or filing of any attachment, levy, garnishment or other judicial process or proceeding upon or in respect of the Mortgagor or the Property (except for any such events that are involuntary, the undersigned will not be in default if such matter is dismissed within 30 days) and/or (h) without limiting any of the foregoing, the occurrence of “Event of Default” as defined in the Note Purchase Agreement.

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20.       JGB Agent’s Rights Upon Default. Upon occurrence of an Event of Default all of the Obligations (regardless of any contrary terms thereof) shall, at the option of JGB Agent, be immediately due and payable without demand or notice, and JGB Agent may take any one or more of the following actions not contrary to law: (a) foreclose this Mortgage by legal proceedings and collect its actual attorney fees as awarded by the Court; (b) sell, grant, and convey the Property, or cause the Property to be sold, granted and conveyed at public sale and to execute and deliver to the purchaser at such sale a good and sufficient deed or deeds of conveyance at law, pursuant to the statute in such case made and provided and out of the proceeds of such sale to retain the sums due under this Mortgage and all costs and charges of the sale (including, without limitation, the attorney fees provided by statute), rendering the surplus moneys, if any, to the Mortgagor or as otherwise provided by law, and in the event of a public sale and unless otherwise prohibited by law, the Property may be sold as one or more parcels, JGB Agent may sell the Property for cash and/or secured credit, and JGB Agent may give a warranty deed to the purchaser binding upon the Mortgagor and all claiming under the Mortgagor; (c) as to the Equipment and Fixtures and Rents and Accounts, exercise any of the rights and remedies of a creditor under the Uniform Commercial Code, any other law, and any Court Rule; (d) enter upon the Property and take other actions as JGB Agent deems appropriate to perform the Mortgagor’s obligations under this Mortgage, to inspect, repair, protect or preserve the Property, to investigate or test for the presence of any hazardous materials, and/or to appraise the Property, each of the rights under this subparagraph being specifically enforceable since there is not adequate monetary remedy available to JGB Agent; (e) seek and obtain the appointment of a receiver, in which case Mortgagor hereby expressly consents to the appointment of such receiver, including to the specific receiver nominated by JGB Agent, the powers, duties, and authorities proposed by JGB Agent, and the compensation terms approved by JGB Agent; (f) exercise any and all rights granted to the JGB Agent herein or in any of the Obligations; and/or (g) take any other action allowed by law.

Acceleration of the Obligations as provided in this Mortgage shall trigger any applicable prepayment premium or formula. Without limiting when a prepayment premium may be due, it is agreed that, at any time after acceleration, a tender of payment of the amount necessary to satisfy the entire Obligations by or on behalf of the Mortgagor or otherwise, must include any applicable prepayment premium or formula. Upon sale of the Property at any judicial or non-judicial foreclosure, JGB Agent may credit bid (as determined by JGB Agent in its sole discretion) all or any portion of the Obligations, including but not limited to any applicable prepayment premium.

21.       Application of Payments After Default. Notwithstanding anything to the contrary contained in this Mortgage or in any of the Obligations, upon occurrence of an Event of Default under this Mortgage, any proceeds of any foreclosure, voluntary sale, or other disposition of the Property shall be applied by the Purchaser to reduction of the Obligations in such order as the Purchaser shall determine in its sole judgment and the Mortgagor shall have no right to require the Purchasers to apply such proceeds to any specific Obligations.

22.       Subrogation. Any transferee of, or endorser, guarantor or surety or other party providing security who pays the Obligations secured hereby in full may take over all or any part of the Property and shall succeed to all rights of JGB Agent in respect thereto and JGB Agent shall be under no further responsibility therefor. No party shall succeed to any of the rights of JGB Agent so long as any of the Obligations remain unpaid to the Purchasers.

23.       Release of Security. The Mortgagor agrees that JGB Agent may, without impairing the obligation of the Mortgagor hereunder: release any other obligors or guarantors from their obligations to pay or perform the Obligations; release any security of any obligor or guarantor of the Obligations before or after maturity of any of the Obligations; take, release or enforce its rights with respect to any of the Property without being obliged first to do so to any other security, whether owned by the Mortgagor or any other person; and agree with any obligor of the Obligations to extend, modify, forbear or make any accommodations with regard to the terms of the Obligations owed by such obligor.

24.       WAIVER OF RIGHTS REGARDING SALE BY ADVERTISEMENT. WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE RELATED SALE OF THE PREMISES, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE PREMISES. MORTGAGOR WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH FORECLOSURE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

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25.       No Consent. Nothing in this Mortgage shall be deemed or construed in any way as constituting the consent or request by JGB Agent or any Purchasers, express or implied, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration or repair of the Property. The Mortgagor further agrees that neither JGB Agent nor any Purchaser stands in any fiduciary relationship to the Mortgagor.

26.       Environmental Laws (a) The Mortgagor represents and covenants that the Mortgagor has not used Hazardous Materials (as later defined) on or affecting the Premises in any manner which violates Environmental Laws (as later defined), that there is no condition concerning the Premises which could require remediation pursuant to Environmental Laws, and that, to the best of the Mortgagor’s knowledge, no prior owner of the Premises or any current or prior occupant has used Hazardous Materials on or affecting the Premises in any manner which violates Environmental Laws. The Mortgagor covenants and agrees that neither it nor any occupant shall use, introduce or maintain Hazardous Materials on the Premises unless done in strict compliance with all Environmental Laws; (b) the Mortgagor shall conduct and complete, or cause the applicable responsible party to conduct and complete, all investigations, environmental audits, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on or affecting the Premises, whether caused by the Mortgagor or a third party, in accordance with all Environmental Laws to the satisfaction of JGB Agent, and in accordance with the orders and directives of all federal, state and local governmental authorities, and the Mortgagor shall notify JGB Agent in writing prior to taking, and continually after that of the status of, all such actions. The Mortgagor shall, promptly upon JGB Agent’s request, provide JGB Agent with copies of the results of all such actions and all related documents and information. Any remedial, removal or other action by the Mortgagor shall not be deemed a cure or waiver of any breach of this paragraph 26 due to the presence or use of Hazardous Materials on or affecting the Premises. Additionally, the Mortgagor shall defend, indemnify and hold harmless JGB Agent and Purchasers, and their employees, agents, shareholders, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limit, attorney fees) of whatever kind arising out of or related to (i) the presence, disposal, release or threatened release of any Hazardous Materials on, from or affecting the Premises or the soil, water, air, vegetation, buildings, personal property, persons or animals on the Premises, (ii) any personal injury (including, without limit, wrongful death) or property damage (real or personal) arising out of or related to these Hazardous Materials, (iii) any lawsuit brought or threatened, settlement reached or government order related to these Hazardous Materials, (iv) the cost of removal of Hazardous Materials from any portion of the Premises, (v) taking necessary precautions to protect against the release of Hazardous Materials on or affecting the Premises, (vi) complying with all Environmental Laws and/or (vii) any violation of Environmental Laws or requirements of JGB Agent, which are in any way related to Hazardous Materials including, without limit, attorneys and consultants’ fees (the attorneys and consultants to be selected by JGB Agent), investigation and laboratory fees and environmental studies required by JGB Agent (whether prior to foreclosure, or otherwise). Upon the request of JGB Agent, the Mortgagor and any other guarantor shall execute a separate indemnity consistent with this paragraph; (c) the Mortgagor has never received any notice (“Environmental Complaint”) of any potential violation of Environmental Laws with respect to the Mortgagor or the Premises (and, within five (5) days of receipt of any Environmental Complaint, the Mortgagor shall give JGB Agent a copy of it), and to the best of the Mortgagor’s knowledge, there have been no actions commenced or threatened by any party with respect to the Mortgagor or the Premises for noncompliance with any Environmental Laws; (d) In the event this Mortgage is foreclosed or the Mortgagor tenders a deed in lieu of foreclosure, the Mortgagor shall deliver the Premises to JGB Agent, purchaser or grantee, as the case may be, free of Hazardous Materials in violation of Environmental Laws so that the condition of the Premises shall not be a violation of any Environmental Laws; (e) Upon ten (10) days’ notice to the Mortgagor (except in an emergency or where not practical under applicable law, in which case notice is waived), and without limitation of JGB Agent’s other rights under this Mortgage or elsewhere, JGB Agent has the right, but not the obligation, to enter on the Premises and to take those actions as it deems appropriate to investigate or test for, clean up, remove, resolve, minimize the impact of or advise governmental agencies of the possible existence of any Hazardous Materials upon JGB Agent’s receipt of any notice from any source asserting the existence of any Hazardous Materials or an Environmental Complaint pertaining to the Premises which, if true, could result in an order, suit or other action against the Mortgagor or any part of the Premises which, in the sole opinion of JGB Agent, could jeopardize its security under this Mortgage. Any such actions conducted by JGB Agent shall be solely for the benefit of and to protect the interests of JGB Agent and shall not be relied upon Mortgagor or any third party for any purpose. By conducting any such actions, JGB Agent does not assume control over the environmental affairs or operations of the Mortgagor nor assume any liability of the Mortgagor or any third party; (f) The provisions of this paragraph 26 shall be in addition to all other obligations and liabilities the Mortgagor may have to JGB Agent at common law or pursuant to any other agreement, and shall survive (i) the repayment of the Indebtedness, (ii) the satisfaction of all other obligations of the Mortgagor under this Mortgage and under the other Note Documents, (iii) the discharge of this Mortgage, and (iv) the foreclosure of this Mortgage or acceptance of a deed in lieu of foreclosure; and (g) For purposes of this Mortgage, (i) “Hazardous Materials” means each and all of the following: hazardous materials and/or substances as defined in any Environmental Law, asbestos, petroleum, petroleum by-products, natural gas, flammable explosives, radioactive materials, and toxic materials, and (ii) “Environmental Laws” mean any and all federal, state, local or other laws (whether under common law, by legislative action or otherwise), rules, policies, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment.

27.       Waiver of Marshalling. In the event of foreclosure of this Mortgage or the enforcement by JGB Agent of any other rights and remedies under this Mortgage, the Mortgagor waives any right otherwise available in respect to marshalling of assets which secure the Obligations or to require JGB Agent or any Purchaser to pursue its remedies against any other assets or any other party which may be liable for any of the Obligations.

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28.       Reinstatement of Mortgage. If any payment to JGB Agent on any of the Obligations is wholly or partially invalidated, set aside, declared fraudulent, or required to be repaid to the Mortgagor or anyone representing the Mortgagor or the Mortgagor’s creditors under any bankruptcy or insolvency act or code, under any state or federal law, or any common law or equitable principles, then this Mortgage shall remain in full force and effect or be reinstated, as the case may be, until payment in full to the Purchasers of the repaid amounts, and of the Obligations. If this Mortgage must be reinstated, the Mortgagor agrees to execute and deliver to JGB Agent new mortgages, if necessary, in form and substance acceptable to JGB Agent, covering the Property.

29.       Miscellaneous. The paragraph headings used in this Mortgage are for convenience only and shall not be used in the interpretation hereof. All persons signing this Mortgage on behalf of a corporation, partnership, trust or other entity warrant to JGB Agent and Purchasers that they are duly and properly authorized to execute this Mortgage. Nothing in this Mortgage shall waive or restrict any right of JGB Agent granted in any other document or by law. No delay on the part of JGB Agent in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by JGB Agent of any right or remedy shall preclude any other future exercise of that right or remedy or the exercise of any other right or remedy. No waiver or indulgence by JGB Agent of any default shall be effective unless in writing and signed by JGB Agent, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion. Acceptance of partial or late payments owing on any of the Obligations at any time shall not be deemed a waiver of any default. All rights, remedies and security granted to JGB Agent herein are cumulative and in addition to other rights, remedies or security which may be granted elsewhere or by law. Any inspection, audit, appraisal or examination of the Property by or on behalf of JGB Agent shall be solely for its benefit and shall not create any duty or obligation to the Mortgagor or any other person. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law. If any provision hereof shall be declared invalid or illegal it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Mortgage. Notice from JGB Agent to the Mortgagor, if mailed, shall be deemed given when mailed to the Mortgagor, postage prepaid, at the Mortgagor’s address set forth at the beginning of this Mortgage or at any other address of the Mortgagor in the records of JGB Agent. JGB Agent may assign (or sell participations) in the Obligations and any reference to JGB Agent shall include any holder of the Obligations and any holder shall succeed to JGB Agent’s rights under this Mortgage. This Mortgage shall bind the respective heirs, personal representatives, successors and assigns of the Mortgagor. If any payment applied by the Purchasers to the Obligations is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by the Purchasers for any reason (pursuant to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), the Obligations to which the payment was applied shall for the purposes of this Mortgage be deemed to have continued in existence, notwithstanding the application, and shall be secured by this Mortgage as fully as if the Purchasers had not received and applied the payment.

30.       Governing Law. This Mortgage was negotiated in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including matters of construction, validity and performance, this Mortgage and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and foreclosure/enforcement of the liens and security interests created pursuant hereto shall be governed by and construed according to the law of the State of Michigan, it being understood that, to the fullest extent permitted by law, Mortgagor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Mortgage.

31.       Joint and Several Obligations. If two or more persons execute this Mortgage as the Mortgagor, the obligations and grants of liens of such persons herein shall be joint, several, and individual.

32.       WAIVER OF JURY TRIAL. MORTGAGOR AND JGB AGENT EACH HEREBY KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM ARISING OUT OF THIS MORTGAGE, ANY OF THE OBLIGATIONS, OR ANY ALLEGED ACT OR NEGLECT OF ANY ONE OR MORE OF JGB AGENT OR ANY PURCHASER.

33.       Interest Rate. The Obligations shall bear interest at a rate or rates set forth in the Note Purchase Agreement, which rate or rates are fixed as provided in the Note Purchase Agreement. Reference is made to the Note and the Note Purchase Agreement, the terms of which are incorporated herein in the same manner as if originally set forth herein.

(signature page follows)

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IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage on the day and year first above written.

ALLIANCE CLOUD SERVICES, LLC, a Delaware limited liability company

By: Alliance Cloud Management, LLC, its manager

By: AC Management, Inc., its managing member

By: ________________________________
Name: Jay Looney Title: Chief Executive Officer

STATE OF______________________________ )
)SS:
COUNTY OF __________________________	)

Acknowledged before me in _____________________ County, ____________________ this ____ day of _______________, 2025, by Jay Looney, who is personally known to me or who provided her/his driver’s license as identification.

__________________________________________

Name: ____________________________________

Notary Public, ___________ of _______,

County of _____________

My Commission expires: ______________________

Acting in the County of ___________________

This instrument drafted by and after

recording return to:

Haynes and Boone, LLP.

30 Rockefeller Plaza, 26th Floor

New York, NY 10112

Attention: Greg Kramer, Esq.

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